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                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Middlefield Banc Corp. (the "Company") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Thomas
G. Caldwell, President, and Donald L. Stacy, Chief Financial Officer, certify, pursuant to 18 U.S.C. ' 1350, as adopted pursuant to ' 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas G. Caldwell               /s/ Donald L. Stacy
----------------------               ----------------------------------
Thomas G. Caldwell                   Donald L. Stacy
President                            Principal Financial and Accounting Officer

May 10, 2004

A signed original of this written statement required by Section 906 has been provided to Middlefield Banc Corp. and will be retained by Middlefield Banc Corp. and furnished to the Securities and Exchange Commission or its staff upon request